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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------


      Date of Report (Date of earliest event reported) : December 15, 1999

                          MERRILL LYNCH DEPOSITOR, INC.
            (ON BEHALF OF PUBLIC STEERS(R) SERIES 1998 MCIC-P1 TRUST)
             (Exact name of registrant as specified in its charter)


          DELAWARE             333-29015                    13-3891329
       (State or other        (Commission                (I. R. S. Employer
       jurisdiction  of       File Number)               Identification No.)
       incorporation)

      WORLD FINANCIAL CENTER,                                     10281
        NEW YORK,  NEW YORK                                    (Zip Code)
       (Address of principal
         executive offices)

                           --------------------------


       Registrant's telephone number, including area code: (212) 449-1000

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                      INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

           Not Applicable

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

          Not Applicable

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

          Not Applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Not Applicable

ITEM 5.           OTHER EVENTS

          99.1    Distribution to holders of the Public STEERS(R)
                  Series 1998 MCIC-P1 Trust Class A Certificates on December 15, 1999.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

          Not Applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

          (a)      Financial statements of business acquired.

                   Not applicable

          (b)      Pro forma financial information.

                   Not applicable.

          (c)      Exhibits.

                   99.1  Trustee's  report in respect of
                         the  December  15,  1999   distribution   to
                         holders of the Public  STEERS(R) Series 1998
                         MCIC-P1 Trust Class A Certificates.

ITEM 8.           CHANGE IN FISCAL YEAR

          Not Applicable.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

          Not Applicable

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                  MERRILL LYNCH DEPOSITOR, INC.

Date: 12/30/99                           By:      /s/ Barry Finkelstein
                                                  Name:    Barry Finkelstein
                                                  Title:   President
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                                  EXHIBIT INDEX


             99.1 Trustee's report in respect of the December 15, 1999 distribution to holders of the Public STEERS(R) Series 1998 MCIC-P1 Trust Class A Certificates.